                               DLJCMC-1998CG1 S
          Yield Table(Speeds Start after YMP, Inc. Prepay Penalties)


Current Balance             : $1,564,253,441    Gross WAC            : 7.2352
Pass-Thru Rate              : 0.7085            Current WAM          : 333
Accrued Days / Delay Days   : 28/9              Settlement           : 06/29/98

                                  Prepayments

                    0.0% CPR        10.0% CPR      20.0% CPR      30.0% CPR       40.0% CPR       50.0% CPR
                    --------        ---------      ---------      ---------       ---------       ---------
    Price         Yield   ModDur  Yield  ModDur  Yield   ModDur  Yield   ModDur  Yield   ModDur  Yield   ModDur
    -----         -----   ------  -----  ------  -----   ------  -----   ------  -----   ------  -----   ------

  4.46875   4-15 10.833     3.85 10.768    3.83 10.730     3.81 10.699     3.79 10.671     3.78 10.642     3.78
  4.50000   4-16 10.655          10.589         10.549          10.518          10.489          10.460
  4.53125   4-17 10.479          10.411         10.371          10.339          10.310          10.280
  4.56250   4-18 10.305          10.236         10.195          10.162          10.132          10.102
  4.59375   4-19 10.132          10.063         10.021           9.987           9.957           9.927
  4.62500   4-20  9.962           9.891          9.848           9.815           9.784           9.753
  4.65625   4-21  9.794           9.722          9.678           9.644           9.613           9.582
  4.68750   4-22  9.628           9.554          9.510           9.475           9.443           9.412

  4.71875   4-23  9.463     4.00  9.389    3.97  9.343     3.95  9.308     3.94  9.276     3.93  9.244     3.92
  4.75000   4-24  9.300           9.225          9.179           9.143           9.110           9.078
  4.78125   4-25  9.139           9.063          9.016           8.979           8.947           8.914
  4.81250   4-26  8.980           8.902          8.855           8.818           8.785           8.752
  4.84375   4-27  8.823           8.744          8.696           8.658           8.625           8.592
  4.87500   4-28  8.667           8.587          8.538           8.500           8.466           8.433
  4.90625   4-29  8.512           8.432          8.382           8.344           8.309           8.276
  4.93750   4-30  8.360           8.278          8.228           8.189           8.154           8.121

  4.96140   4-31  8.244     4.14  8.162    4.11  8.111     4.09  8.072     4.08  8.037     4.07  8.003     4.07
  4.96875   4-31  8.209           8.126          8.075           8.036           8.001           7.967
  5.00000   5-00  8.059           7.976          7.924           7.884           7.849           7.815
  5.03125   5-01  7.912           7.827          7.775           7.734           7.699           7.665
  5.06250   5-02  7.765           7.680          7.627           7.586           7.550           7.516
  5.09375   5-03  7.620           7.534          7.480           7.439           7.403           7.368
  5.12500   5-04  7.477           7.389          7.335           7.294           7.257           7.222
  5.15625   5-05  7.335           7.246          7.192           7.150           7.113           7.078

  5.18750   5-06  7.194     4.26  7.105    4.23  7.050     4.22  7.007     4.21  6.970     4.20  6.935     4.19
  5.21875   5-07  7.055           6.965          6.909           6.866           6.829           6.794
  5.25000   5-08  6.917           6.826          6.770           6.727           6.689           6.654
  5.28125   5-09  6.780           6.689          6.632           6.589           6.551           6.515
  5.31250   5-10  6.645           6.553          6.495           6.452           6.414           6.378
  5.34375   5-11  6.511           6.418          6.360           6.316           6.278           6.242
  5.37500   5-12  6.379           6.285          6.226           6.182           6.143           6.107
  5.40625   5-13  6.247           6.153          6.094           6.049           6.010           5.974

 Avg Life         9.78            9.65           9.56            9.51            9.47            9.44
 First Pay        07/10/98        07/10/98       07/10/98        07/10/98        07/10/98        07/10/98
 Last pay         05/10/23        05/10/23       05/10/23        05/10/23        05/10/23        05/10/23
 Prin. Window     299             299            299             299             299             299


The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Donaldson, Lufkin and Jennrette Securities Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

                               DLJCMC-1998CG1 S
          Yield Table(Speeds Start after YMP, Inc. Prepay Penalties)

Current Balance               : $1,564,253,441     Gross WAC          : 7.2352
Pass-Thru Rate                : 0.7085             Current WAM        : 333
Accrued Days / Delay Days     : 28/9               Settlement         : 06/29/98

      Prepayments (Default: D Vect 1, Severity: 25.0%, Workout 12 months)

                         5.0% CPR
    Price              Yield    ModDur
  4.46875     4-15     9.850      3.80
  4.50000     4-16     9.670
  4.53125     4-17     9.491
  4.56250     4-18     9.315
  4.59375     4-19     9.140
  4.62500     4-20     8.968
  4.65625     4-21     8.798
  4.68750     4-22     8.629

  4.71875     4-23     8.462      3.95
  4.75000     4-24     8.297
  4.78125     4-25     8.134
  4.81250     4-26     7.973
  4.84375     4-27     7.813
  4.87500     4-28     7.655
  4.90625     4-29     7.499
  4.93750     4-30     7.344

  4.96140     4-31     7.227      4.08
  4.96875     4-31     7.191
  5.00000     5-00     7.040
  5.03125     5-01     6.890
  5.06250     5-02     6.742
  5.09375     5-03     6.595
  5.12500     5-04     6.450
  5.15625     5-05     6.306

  5.18750     5-06     6.163      4.21
  5.21875     5-07     6.022
  5.25000     5-08     5.883
  5.28125     5-09     5.745
  5.31250     5-10     5.608
  5.34375     5-11     5.472
  5.37500     5-12     5.338
  5.40625     5-13     5.205
     Avg Life              9.37
    First Pay            07/10/98
     Last pay            05/10/24
   Prin. Window            311


1. Default Vector (Relative to Factor Date): 1-12 mo = 0.00% CDR; 13-life = 1.00% CDR.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Donaldson, Lufkin and Jennrette Securities Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

                                    Page 1